UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C
                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
         OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. _______)

                           Check the appropriate box:

|_|   Preliminary Information Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d) (2))

|X|   Definitive Information Statement


                             B2DIGITAL, INCORPORATED
                             -----------------------
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required

|_|   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

|_|   Fee paid previously with preliminary materials.

      Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

                       SCHEDULE 14C INFORMATION STATEMENT

                                 B2Digital, Inc.
                             1030 South Mesa Drive.
                                Mesa AZ,85210
                           Telephone:  (480) 813-8371

                                 With a copy to:

                               Michael Krome, Esq.
                                  8 Teak Court
                              Lake Grove, NY 11755
                            Telephone: (631) 737-8381


             WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
                             NOT TO SEND US A PROXY.

                                November 25, 2005

Notice of Written Consent in lieu of Special Meeting to be effective November 25, 2005.

To  Shareholders  of  B2Digital,  Inc.

B2Digital, Inc., a Delaware corporation, notifies its shareholders of record that shareholders holding a majority of the voting power plan to take the following actions by written consent in lieu of a special meeting of shareholders, to be effective December 15, 2005:

1. Amend the Certificate of Incorporation in order to increase the amount of authorized common stock to 5,000,000,000 shares, from 900,000,000 shares.

2. Amend the Certificate of Incorporation to change the par value of our common and preferred stock from $0.001 per share to $0.00001 per share;

This action will not be effective until a date which is at least twenty (20) days after B2Digital files the Definitive Information Statement. You have the right to receive this notice if you were a shareholder of record at the close of business on September 20, 2005 (the "Record Date"). This Statement is first being mailed to shareholders on November 25, 2005.

                                   /s/Robert  Russell
                                   ------------------
                                   Robert  Russell
                                   1030 South Mesa Drive.
                                   aMesa AZ
                                   November  25,  2005

                              INFORMATION STATEMENT

This information statement is being furnished to all holders of the common stock of B2Digital, Inc., a Delaware corporation.

The Board of Directors has recommended and persons owning the majority of the voting power of B2Digital have adopted resolutions to effect the above-listed action.

B2Digital will pay the cost of preparing and sending out this information statement. It will be sent to shareholders via regular mail along with a copy of B2Digital's report on Form 10-KSB for the year ended March 31, 2005.

Dissenter's Rights of Appraisal

B2Digital is distributing this Information Statement to its stockholders in full satisfaction of any notice requirements it may have under Securities and Exchange Act of 1934, as amended, and the Delaware General Corporation Law. No dissenters' rights under the Delaware General Corporation Law are afforded to the company's stockholders as a result of the adoption of these resolutions.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As of October 28, 2005 (the "Record Date"), B2Digital had 880,941,002 shares of common stock and Preferred stock as follows 2,000,000 shares of Series A preferred stock each share of which is presently convertible into two hundred and forty (240) shares of Common Stock.

Only holders of record of the common stock at the close of business on the Record Date were entitled to participate in the written consent of our stockholders. Each share of common stock was entitled to one (1) vote for each share of Common Stock held by such shareholder, and each holder of Series A preferred stock was entitled to two Hundred and forty (240) votes for each share of preferred stock held by such shareholder.

Our Board of Directors approved the increase in the amount of authorized common stock. on September 20, 2005, and recommended that our Certificate of Incorporation be amended in order to effect the increase in the amount of authorized common stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our common stock as of October 28, 2005 (i) by each person who is known by us to beneficially own more than 5% of our common stock; (ii) by each of our officers and directors; and (iii) by all of our officers and directors as a group. Each person's address is c/o B2Digital, Inc., 1030 South Mesa Drive. Mesa AZ 85210.

                          SHARES BENEFICIALLY OWNED(1)
                ------------------------------------------------

Name and Address of Beneficial Owner                                Number         Percent
----------------------------------------------------------------    -----------    ------------

Robert C. Russell,
Chairman & President, Director.      Common                         27,339,150       6.15%

Michael Heil
Acting Chief executive Officer,
Director.                            Common                                  0          0%

Paul La Barre
Chief Operating Officer,
Director                             Common                            557,910      0.063

Marcia A. Pearlstein
Secretary, Interim Chief
Financial Officer, Director          Common                          4,200,000       0.94%

Igor Loginov
Chief Technology Officer,
Director                             Common                            240,000      0.054%


Series A
Preferred
Stock

Robert Russel1
C/o Robert C. Russell,
Chairman & President, Director.                                      1,000,000         50%

Paul La Barre                                                          800,000         40%
Chief Operating Officer,
Director
Marcia A. Pearlstein                                                   200,000         10%
Secretary, Interim Chief
Financial Officer, Director


Total shares held by officers and directors as a group (5 people):

(1) Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of September 20, 2005 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person. Percentages are based on a total of 443,870,939 shares of common stock outstanding on September 20, 2005.

                AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO
                        INCREASE AUTHORIZED COMMON STOCK

GENERAL

B2Digital's current Certificate of Incorporation provides for an authorized capitalization consisting of 900,000,000 shares of common stock. As of the record date, there were 880,941,002 shares of common stock outstanding. The Board of Directors believes that it is in the best interest of both the company and its stockholders to increase the authorized shares of common stock from 900,000,000 authorized shares to 5,000,000,000 shares.

PURPOSE

The Board of Directors believes that this increase in authorized shares is to provide additional shares of Common Stock to allow sufficient shares being available for corporate purposes without further stockholder approval unless required by applicable law or regulation or the applicable rules of any national securities exchange. Future purposes for additional shares could include paying stock dividends, subdividing outstanding shares through stock splits, effecting acquisitions of other businesses or properties, securing additional financing for the operation of the Company through the issuance of additional shares or for general corporate purposes. The Company has no definite plan, commitment, agreement or understanding at this time to issue any shares of the proposed additional Common Stock.


EFFECT

The issuance by B2Digital of any additional shares of common stock would dilute the equity interests of the existing holders of the common stock. Such dilution may be substantial, depending upon the amount of shares issued. The newly authorized shares of common stock will have voting and other rights identical to those of currently authorized shares of common stock.

APPROVAL  REQUIRED

Approval to amend the current Certificate of Incorporation of the company under the Delaware General Corporation Law requires the affirmative vote of the holders of a majority of the voting power of the company.

Section 228 of the Delaware General Corporation Law provides in substance that, unless B2Digital's Certificate of Incorporation provides otherwise, stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding voting stock holding not less than the minimum number of votes that would be necessary to approve such action at a stockholders meeting. Under the applicable provisions of the Delaware General Corporation Law, this action is effective when written consents from holders of record of a majority of the outstanding shares of voting stock are executed and delivered to the company.

In accordance with the Delaware General Corporation Law, the affirmative vote on the Amendment to the Certificate of Incorporation of at least a majority of the outstanding shares has been obtained. As a result, no vote or proxy is required by the stockholders to approve the adoption of the Amendment to the Certificate of Incorporation. Under Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended, the Amendment to the Certificate of Incorporation cannot take effect until 20 days after this Information Statement is sent to the company's stockholders. The Amendment to the Certificate of Incorporation will become effective upon its filing with the Secretary of State of the State of Delaware which is anticipated to be on or about December 15, 2005, a date which is 20 days after the mailing of this Information Statement. A copy of the proposed Amendment to the Certificate of Incorporation reflecting the increase in common stock is set forth as Exhibit A.

AMENDMENT TO OUR ARTICLES OF INCORPORATION TO CHANGE THE PAR VALUE OF OUR COMMON STOCK FROM $0.001 PER SHARE TO $0.00001 PER SHARE

Our board of directors has unanimously adopted a resolution seeking stockholder approval to amend our articles of incorporation to change the par value of our common and preferred stock from $0.001 per share to $0.00001 per share. The amendment will not have any material affect on our business, operations, reporting requirements or stock price. Stockholders will not be required to have new stock certificates reflecting the change in the par value. A copy of the proposed resolution amending our articles of incorporation to change our par value per share is attached to this information statement as Attachment A. If the amendment is adopted, it will become effective upon filing of a certificate of amendment of our articles of incorporation with the Secretary of State of Delaware.

      The management believes that a change from a par value of $0.001 to a par value of $0.00001 will provide us with greater flexibility in utilizing our common shares for various corporate purposes. The management also believes that a reduction in par value will provide us with greater flexibility with respect to the issuance of stock and stock-based compensation because Delaware law requires that we receive at least the par value per share as payment for our common stock.

      Historically, the concepts of par value and the stated capital of a corporation were to protect creditors and senior security holders by ensuring that a corporation received at least the par value as consideration for issuance of its shares. Over time, these concepts have lost their significance for the most part. In fact, Delaware corporate law permits the issuance of shares without par value. Most newly formed companies, including most of our peers, have no par value or a minimal par value. The reduction in par value will place us among our peer companies with respect to our par value.

      Furthermore, the reduction in the par value would have no effect on our stockholders' equity as computed according to generally accepted accounting principles and as such equity is shown in our financial statements. The change in the par value would not change the number of authorized shares of our common stock. The reduction in par value will also not affect our outstanding options or employee benefit plans.

APPROVAL REQUIRED

Approval to amend the current Certificate of Incorporation of the company under the Delaware General Corporation Law requires the affirmative vote of the holders of a majority of the voting power of the company.

Section 228 of the Delaware General Corporation Law provides in substance that, unless B2Digital's Certificate of Incorporation provides otherwise, stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding voting stock holding not less than the minimum number of votes that would be necessary to approve such action at a stockholders meeting. Under the applicable provisions of the Delaware General Corporation Law, this action is effective when written consents from holders of record of a majority of the outstanding shares of voting stock are executed and delivered to the company.

In accordance with the Delaware General Corporation Law, the affirmative vote on the Amendment to the Certificate of Incorporation of at least a majority of the outstanding shares has been obtained. As a result, no vote or proxy is required by the stockholders to approve the adoption of the Amendment to the Certificate of Incorporation. Under Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended, the Amendment to the Certificate of Incorporation cannot take effect until 20 days after this Information Statement is sent to the company's stockholders. The Amendment to the Certificate of Incorporation will become effective upon its filing with the Secretary of State of the State of Delaware which is anticipated to be on or about December 15, 2005, a date which is 20 days after the mailing of this Information Statement. A copy of the proposed Amendment to the Certificate of Incorporation reflecting the increase in common stock is set forth as Exhibit A.


                                       By Order of the Board of Directors

                                       /s/Robert  Russell
                                       ------------------
                                       Chairman

                                    Exhibit A

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION

      B2DIGITAL, INC.., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

      DOES HEREBY CERTIFY:

      FIRST: That the Board of Directors of said corporation, by the written consent of its members, filed with the minutes of the Board, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation:

RESOLVED, that the Certificate of Incorporation of B2Digital, Inc., be amended by changing the Fourth Article thereof so that, as amended, said Article shall be read as follows:

The total number of shares which the corporation shall have authority to issue is: Five Billion (5,000,000,000) shares of common stock.

RESOLVED FURTHER, that the amendment to the Company's Articles of Incorporation reducing the par value of the Company's common and preferred stock from $0.001 per share to $0.00001 per share is hereby adopted and approved in all respects

      SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given written consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware and written notice of the adoption of the amendment has been given as provided in Section 228 of the General Corporation Law of the State of Delaware to every stockholder entitled to such notice.

      THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

      FOURTH: That this Certificate of Amendment of the Certificate of Incorporation shall be effective on December 15 2005.

      IN WITNESS WHEREOF, said B2Digital, Inc., has caused this certificate to be signed by Robert Russell, its Chief Executive Officer, this 20th day of September, 2005.


By:___________________
                                             Name: Robert  Russell
                                                   -------------------
                                             Title: Chairman